The Mosaic Company Exhibit 99.2
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.54	$0.97	$0.80	$1.08	$0.45	$0.44	$0.73	$(0.03)
Diluted weighted average # of shares outstanding(a)	375.9	372.0	367.9	363.3	356.0	354.3	353.2	349.8
Notable items impact on earnings per share(b)	$(0.02)	$0.10	$0.10	$0.03	$(0.17)	$(0.16)	$0.59	$(0.09)
Total Net Sales	$2,251	$2,379	$2,139	$2,488	$2,106	$2,163	$1,674	$1,675
Gross Margin	$415	$579	$419	$608	$335	$356	$237	$154
As % of Sales	18%	24%	20%	24%	16%	17%	14%	9%
SG&A	84	91	100	89	77	95	90	73
Consolidated Foreign Currency Gain/(Loss)	27	47	45	(16)	(49)	(41)	88	15
Effective Tax Rate(c)	27%	7%	9%	16%	6%	(10)%	(13)%	(136)%
Net Income	$202	$361	$295	$391	$160	$155	$257	$(10)
As % of Sales	9%	15%	14%	16%	8%	7%	15%	(1)%
Consolidated Adjusted EBITDA(d)	$531	$656	$539	$674	$459	$389	$295	$218
Short-term debt	$—	$14	$10	$27	$18	$26	$42	$54
Current maturities of long-term debt	41	41	41	57	42	42	42	42
Long-term debt, less current maturities	3,774	3,778	3,775	3,762	3,738	3,769	3,774	3,773
Cash & cash equivalents	2,971	2,375	2,517	2,210	1,285	1,276	1,058	1,059
Net	$844	$1,458	$1,309	$1,636	$2,513	$2,561	$2,800	$2,810
Cash flow from operations	$376	$347	$729	$603	$173	$302	$266	$583
Cash flow from investments	(158)	(586)	(183)	(343)	(823)	(400)	(274)	(357)
Cash flow from financing	436	(284)	(300)	(597)	(115)	120	(280)	(242)
Effect of exchange rate changes on cash	(50)	(73)	(103)	30	(160)	(31)	69	18
Net cash flow	$604	$(596)	$143	$(307)	$(925)	$(9)	$(219)	$2
Cash dividends paid	$(94)	$(94)	$(91)	$(98)	$(98)	$(97)	$(96)	$(96)
Operating Earnings
Potash	$69	$229	$204	$259	$66	$113	$86	$18
Phosphates	188	157	190	259	157	47	18	12
International Distribution	30	22	3	8	44	14	(4)	(11)
Corporate and Other(e)	(10)	(43)	(78)	(16)	(21)	30	64	(7)
Consolidated Operating Earnings	$277	$365	$319	$510	$246	$204	$164	$12
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(f)	2,176	2,392	2,297	2,788	2,049	2,212	2,206	2,449
Realized average DAP price/tonne(g)	$463	$447	$458	$450	$451	$410	$355	$343
Revenue	$1,133	$1,212	$1,172	$1,385	$1,032	$1,031	$909	$976
Segment Gross Margin	$236	$231	$222	$296	$199	$121	$65	$100
As % of Sales	21%	19%	19%	21%	19%	12%	7%	10%
Potash
Sales volumes ('000 tonnes)(f)	1,808	2,309	2,027	2,342	1,626	1,931	1,546	2,040
Realized average MOP price/tonne(g)	$291	$295	$288	$280	$265	$254	$207	$178
Revenue	$593	$763	$653	$730	$492	$572	$394	$457
Segment Gross Margin	$154	$327	$242	$295	$97	$155	$98	$53
As % of Sales	26%	43%	37%	40%	20%	27%	25%	12%
Segment Gross Margin (excluding CRT)(h)	$200	$375	$320	$350	$156	$211	$116	$91
As % of Sales(h)	34%	49%	49%	48%	32%	37%	30%	20%
International Distribution
Sales volumes ('000 tonnes)	1,398	1,113	976	1,477	2,046	1,478	1,268	1,413
Realized average selling price/tonne(g)	$481	$427	$444	$427	$400	$407	$365	$374
Revenue	$684	$516	$439	$637	$825	$605	$467	$534
Segment Gross Margin	$51	$41	$21	$29	$61	$38	$12	$5
As % of Sales	7%	8%	5%	4%	7%	6%	3%	1%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$371	$467	$351	$372	$250	$364	$242	$304
International	222	296	302	358	242	208	152	153
Net Sales	$593	$763	$653	$730	$492	$572	$394	$457
Cost of Goods Sold	439	436	411	435	395	417	296	404
Gross Margin	$154	$327	$242	$295	$97	$155	$98	$53
As % of Sales	26%	43%	37%	40%	20%	27%	25%	12%
Canadian resource taxes	46	48	78	55	59	56	18	38
Gross Margin (excluding CRT)(h)	$200	$375	$320	$350	$156	$211	$116	$91
As % of Sales(h)	34%	49%	49%	48%	32%	37%	30%	20%
Freight included in revenue & cost of goods sold (in millions)(i)	$51	$69	$47	$47	$34	$56	$46	$69
Net sales less freight	$542	$694	$606	$683	$458	$516	$348	$388
Cost of Goods Sold less freight	$388	$367	$364	$388	$361	$361	$250	$335
Segment Operating Earnings	$69	$229	$204	$259	$66	$113	$86	$18
Depreciation, Depletion and Amortization	89	87	79	82	75	75	75	79
Write-Down (Up) of Long-Lived Assets	59	57	—	—	—	—	—	—
Adjusted EBITDA(j)	$217	$373	$283	$341	$141	$188	$161	$97
Cost of Goods Sold Detail (in millions)
COGS additional detail
Canadian resource taxes	$46	$48	$78	$55	$59	$56	$18	$38
Royalties	6	8	11	9	7	6	6	5
Brine Inflow Expenses	44	47	44	45	37	39	37	42
Depreciation, Depletion and Amortization	89	87	79	82	75	75	75	79
Total	$185	$190	$212	$191	$178	$176	$136	$164
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(f)	696	912	572	641	419	794	650	983
Crop Nutrients International(f)	919	1,228	1,248	1,544	1,041	991	749	905
Non-Agricultural	193	169	207	157	166	146	147	152
Total(f)	1,808	2,309	2,027	2,342	1,626	1,931	1,546	2,040
Production Volumes ('000 tonnes)
Production Volume	1,666	2,584	2,451	2,362	1,749	1,850	2,018	1,769
Operating Rate(k)	62%	91%	93%	90%	67%	70%	77%	67%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(g)(l)	$344	$355	$362	$345	$293	$264	$184	$173
MOP - International(g)	$232	$239	$245	$244	$236	$227	$195	$158
MOP - Average(g)(m)	$291	$295	$288	$280	$265	$254	$207	$178
Brine inflow cost/production tonne	$26	$18	$18	$19	$21	$21	$18	$24
Cash COGS/sales tonne	$137	$97	$97	$103	$135	$116	$98	$104
Operating earnings/sales tonne(n)	$38	$99	$101	$111	$41	$59	$56	$9
Adjusted EBITDA(j)/sales tonne(n)	$87	$137	$140	$146	$87	$97	$104	$48
Potash CAPEX (in millions)	$92	$141	$95	$88	$119	$130	$113	$98

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$636	$714	$683	$705	$570	$809	$597	$476
International	497	498	489	680	462	222	312	500
Net Sales	$1,133	$1,212	$1,172	$1,385	$1,032	$1,031	$909	$976
Cost of Goods Sold	897	981	950	1,089	833	910	844	876
Gross Margin	$236	$231	$222	$296	$199	$121	$65	$100
As % of Sales	21%	19%	19%	21%	19%	12%	7%	10%
Freight included in revenue & cost of goods sold (in millions)	$88	$103	$82	$98	$79	$84	$82	$87
Net sales less freight	$1,045	$1,109	$1,090	$1,287	$953	$947	$827	$889
Cost of Goods Sold less freight	$809	$878	$868	$991	$754	$826	$762	$789
Segment Operating Earnings	$188	$157	$190	$259	$157	$47	$18	$12
Depreciation, Depletion and Amortization	91	97	94	99	96	101	99	101
Write-Down (Up) of Long-Lived Assets	—	—	—	—	10	—	—	47
Adjusted EBITDA(j)	$279	$254	$284	$358	$263	$148	$117	$160
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	805	837	951	895	709	1,049	951	738
International - DAP/MAP(f)	878	882	754	1,224	819	595	656	1,022
MicroEssentials®(f)	357	502	440	516	389	437	468	567
Feed and Other	136	171	152	153	132	131	131	122
Total	2,176	2,392	2,297	2,788	2,049	2,212	2,206	2,449
Production Volumes ('000 tonnes)
Total tonnes produced(o)	2,480	2,364	2,299	2,504	2,434	2,226	2,205	2,391
Operating Rate	85%	81%	79%	86%	83%	76%	75%	82%
Realized prices ($/tonne)
DAP (FOB plant)(g)	$463	$447	$458	$450	$451	$410	$355	$343
Realized costs ($/tonne)
Ammonia (tonne)(p)	$508	$544	$519	$417	$418	$404	$370	$320
Sulfur (long ton)(q)	$148	$154	$145	$161	$151	$146	$130	$112
Blended rock	$60	$58	$61	$61	$61	$60	$60	$65
Average Market prices ($/tonne)
Ammonia (tonne)(r)	$547	$625	$497	$462	$454	$412	$322	$311
Sulfur (long ton)(s)	$135	$131	$141	$135	$136	$115	$98	$73
Natural Gas(t)	$4.0	$3.9	$2.8	$2.7	$2.7	$2.2	$2.0	$2.2
Full production conversion cost/production tonne	$82	$90	$91	$83	$89	$100	$90	$85
Operating earnings/sales tonne(n)	$86	$66	$83	$93	$77	$21	$8	$5
Adjusted EBITDA(j)/sales tonne(n)	$126	$109	$123	$128	$123	$67	$54	$65
Phosphates CAPEX (in millions)	$85	$98	$129	$128	$118	$153	$112	$90

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$684	$516	$439	$637	$825	$605	$467	$534
Cost of Goods Sold	633	475	418	608	764	567	455	529
Gross Margin	$51	$41	$21	$29	$61	$38	$12	$5
As % of Sales	7%	8%	5%	4%	7%	6%	3%	1%
Per tonne	$36	$37	$21	$19	$30	$26	$9	$3
SG&A and Other Operating Expenses	$21	$19	$18	$21	$17	$24	$16	$16
Segment Operating Earnings	$30	$22	$3	$8	$44	$14	$(4)	$(11)
Depreciation, Depletion and Amortization	2	2	3	5	3	3	4	4
Write-Down (Up ) of Long-Lived Assets	(18)	10	—	—	—	—	—	—
Adjusted EBITDA(j)	$14	$34	$6	$13	$47	$17	$—	$(7)
Operating Data
Sales volumes ('000 tonnes)
Total	1,398	1,113	976	1,477	2,046	1,478	1,268	1,413
Realized prices ($/tonne)
Average selling price (FOB destination)(u)	$481	$456	$444	$427	$400	$407	$365	$374
Purchases ('000 tonnes)
DAP/MAP from Mosaic	331	214	138	363	349	137	167	505
MicroEssentials® from Mosaic	83	56	125	198	155	11	101	303
Potash from Mosaic/Canpotex	261	334	249	769	556	464	360	822
International Distribution CAPEX (in millions)	$7	$9	$4	$6	$4	$9	$5	$7
Working Capital (in millions)(v)	$184	$186	$145	$149	$105	$109	$84	$28
Operating earnings/sales tonne(n)	$21	$20	$3	$5	$22	$9	$(3)	$(8)
Adjusted EBITDA(j)/sales tonne(n)	$23	$22	$6	$9	$23	$12	$—	$(5)

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(159)	$(112)	$(125)	$(265)	$(243)	$(45)	$(96)	$(292)
Cost of Goods Sold	(133)	(92)	(60)	(253)	(222)	(87)	(158)	(288)
Gross Margin (loss)	$(26)	$(20)	$(65)	$(12)	$(21)	$42	$62	$(4)
Elimination of profit in inventory income (loss) included in COGS	$3	$18	$(18)	$(34)	$12	$50	$18	$(25)
Unrealized gain (loss) on derivatives included in COGS	$(23)	$(31)	$(38)	$27	$(22)	$1	$53	$30
Segment Operating Earnings (Loss)	$(10)	$(43)	$(78)	$(16)	$(21)	$30	$64	$(7)
Plus: Depreciation, Depletion and Amortization	8	7	6	5	7	7	6	5
Less: Unrealized gain (loss) on derivatives included in COGS	(23)	(31)	(38)	27	(22)	1	53	30
Adjusted EBITDA(j)	$21	$(5)	$(34)	$(38)	$8	$36	$17	$(32)

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q2 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$15	$(1)	$0.04
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	30	(3)	0.08
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		(5)	(0.01)
Restructuring	Consolidated	Other operating income (expense)	(11)	1	(0.03)
Prince Rupert write-off	Potash	Equity earnings	(24)	8	(0.05)
Asset write-off	Phosphates	Other operating income (expense)	(47)	4	(0.12)
Total Notable Items			$(37)	$4	$(0.09)

Note: The tax effect is calculated based on our estimated annual effective rate. Our tax rate is impacted by the mix of earnings in the jurisdictions in which we operate and a benefit associated with depletion. The tax effect of the Prince Rupert write-off includes an income tax component of 20.6% which is calculated based on the rate specific to those earnings, and an impact related to Canadian Resource Tax of 12.4%.

Q1 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$88	$(14)	$0.21
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	53	(8)	0.13
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		64	0.18
Carlsbad insurance proceeds	Potash	Other operating income (expense)	28	(4)	0.07
Total Notable Items			$169	$38	$0.59

Q4 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(41)	$5	$(0.10)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	1	—	—
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		6	0.02
ARO year-end adjustment	Potash	Other operating income (expense)	(6)	1	(0.02)
ARO year-end adjustment	Phosphates	Other operating income (expense)	(26)	3	(0.06)
Total Notable Items			$(72)	$15	$(0.16)

Q3 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(49)	$8	$(0.12)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(22)	4	(0.05)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		3	0.01
Write-off of fixed assets	Phosphates	Other operating income (expense)	(10)	2	(0.02)
Consumption tax refund	Potash	Cost of goods sold	6	(1)	0.01
Total Notable Items			$(75)	$16	$(0.17)

Q2 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(16)	$3	$(0.04)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	27	(5)	0.06
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		10	0.03
Write down of equity investment	Corporate & Other	Other non-operating income (expense)	(8)	—	(0.02)
Total Notable Items			$3	$8	$0.03

Note: For the loss on the write-down of an equity investment we recorded a full valuation allowance and therefore, there was no tax impact.

Q1 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$45	$(8)	$0.09
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(38)	7	(0.08)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		28	0.08
Sales tax refund	Phosphates	Other operating income (expense)	8	(1)	0.02
Remediation of a pre-combination environmental matter	Phosphates	Other income (expense)	(6)	1	(0.01)
Total Notable Items			$9	$27	$0.10

Q4 2014
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$48	$(14)	$0.09
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(30)	9	(0.06)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		76	0.20
Adjustment to assets held for sale	International Distribution	Other operating income (expense)	(10)	3	(0.02)
Loss on write-down of Carlsbad	Potash	Carlsbad restructuring expense	(59)	24	(0.09)
Insurance proceeds	Potash	Other operating income (expense)	10	(3)	0.02
ARO year-end adjustment	Phosphates	Other operating income (expense)	(22)	6	(0.04)
Total Notable Items			$(63)	$101	$0.10

Note: The Carlsbad restructuring expense is considered a discrete item (defined as significant unusual or extraordinary) because it is recorded as a separate line item on financial statements which resulted in a tax rate of 41.4% for this item.

Q3 2014
Description	Segment	Line Item	Amount (in millions)	Tax Effect(w) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$27	$(8)	$0.06
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(23)	6	(0.04)
Share repurchase	Consolidated	Gain (loss) in value of share repurchase agreement	5	—	0.01
Severance	Corporate & Other	Other operating income (expense)	(3)	1	(0.01)
Adjustments to Argentine assets held for sale	International Distribution	Other operating income (expense)	18	(5)	0.03
Gain on sale of Hersey	Potash	Other operating income (expense)	14	(4)	0.03
Carlsbad restructuring expense	Potash	Carlsbad restructuring expense	(67)	28	(0.10)
Total Notable Items			$(29)	$18	$(0.02)

Note: The gain (loss) in value of share repurchase agreement is not recognized for tax purposes therefore, there is no tax impact. The Carlsbad restructuring expense considered discrete item (defined as significant unusual or extraordinary) because it is recorded as a separate line item on financial statements which resulted in a tax rate of 41.3% for this item.

Footnotes

(a)	For Q3 2014 and Q4 2014, diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligations.

(b)	Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares.

(c)
Includes a discrete income tax benefit of approximately $29 million in Q3 2014, $100 million in Q4 2014, $28 million in Q1 2015, $10 million in Q2 2015, $3 million in Q3 2015, $6 million in Q4 2015, and $64 million in Q1 2016 and a discrete income tax expense of approximately $5 million in Q2 2016.

(d)	The Company defines Consolidated Adjusted EBITDA, a Non-GAAP measure, as Consolidated Net Income excluding the effects of non-operational items, as further described in "Non-GAAP Reconciliations".

(e)	Includes elimination of intersegment sales.

(f)	Sales volumes include intersegment sales.

(g)	FOB Plant, sales to unrelated parties.

(h)
Gross margin (excluding CRT) is calculated as GAAP gross margin less Canadian resource taxes (CRT), and Gross margin (excluding CRT) As % of Sales is calculated as GAAP gross margin less CRT as a percentage of sales. Gross margin (excluding CRT) is a non-GAAP financial measure and Gross margin (excluding CRT) As % of Sales is calculated based on a non-GAAP financial measure. See "Non-GAAP Reconciliations."

(i)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(j)
The Company defines segment Adjusted EBITDA as the related segment's operating earnings plus depreciation, depletion and amortization plus write-off (up) of long-lived assets less unrealized mark-to-market gain (loss) on derivatives. Segment Adjusted EBITDA/sales tonne is calculated as the related segment's Adjusted EBITDA per sales tonne. Adjusted EBITDA presented on a segment basis is a Non-GAAP financial measure and segment EBITDA/sales tonne is calculated based on a non-GAAP financial measure. See "Non-GAAP Reconciliation."

(k)	Q4 2014 operating rate includes an additional 600 thousand metric tonnes of annual capacity from our Colonsay expansion.

(l)	This price excludes industrial and feed sales.

(m)	This price includes industrial and feed sales.

(n)
Segment Operating Earnings/sales tonne is calculated for each segment as that segment’s Operating Earnings divided by sales tonnes.  Segment Adjusted EBITDA/sales tonne is calculated for each segment as that segment’s Adjusted EBITDA divided by sales tonnes.

(o)	Includes crop nutrient dry concentrates and animal feed ingredients.

(p)	Amounts are representative of our average ammonia costs in cost of goods sold.

(q)	Amounts are representative of our average sulfur cost in cost of goods sold.

(r)	Three point quarterly average (Fertecon).

(s)	Three point quarterly average (Green Markets).

(t)	Three point quarterly average (NYMEX).

(u)	Average price of all products sold by International Distribution.

(v)	Calculated as current assets less current liabilities for the International Distribution segment.

(w)	Tax impact is based on our expected annual effective tax rate.

Note: MOP production costs are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliation
The information in this Selected Calendar Quarter Financial Information includes non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including Consolidated Adjusted EBITDA, segment Adjusted EBITDA, segment Adjusted EBITDA/sales tonne, Potash Gross Margin (excluding CRT), Potash Gross Margin (excluding CRT) As % of Sales and Potash Cash COGS/sales tonne. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated net income before foreign currency transaction gain/loss, net interest expense, unrealized mark-to-market gain/loss on derivatives, gain in the value of share repurchase agreements, equity earnings (loss) in non-consolidated companies, other income/expense, depreciation, depletion and amortization, write-off/(up) of long-lived assets and provision for/(benefit) from income taxes. Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated net income as a measure of operating performance. A reconciliation of Consolidated Net Income to Consolidated Adjusted EBITDA is included below.

(in millions)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Consolidated Net Income	$202	$361	$295	$391	$160	$155	$257	$(10)
Less:
Consolidated Foreign Currency Gain (Loss)	27	47	45	(16)	(49)	(41)	88	15
Consolidated Interest Expense, Net	(25)	(31)	(31)	(24)	(24)	(19)	(26)	(33)
Consolidated Unrealized Mark-to-Market Gain (Loss) on Derivatives	(23)	(31)	(38)	27	(22)	1	53	30
Consolidated Gain in Value of Share Repurchase Agreement	5	—	—	—	—	—	—	—
Consolidated Equity Earnings (Loss)	(4)	7	(1)	1	(1)	(1)	3	(14)
Consolidated Other Income (Expense)	—	—	(6)	1	(2)	(2)	(1)	—
Plus:
Consolidated Depreciation, Depletion & Amortization	190	193	182	191	181	186	184	189
Consolidated Write-Off (Up) of Long-Lived Assets	41	67	—	8	10	—	—	47
Consolidated Provision for (Benefit from) Income Taxes	78	27	31	73	10	(14)	(29)	(10)
Consolidated Adjusted EBITDA(d)	$531	$656	$539	$674	$459	$389	$295	$218

Segment Adjusted EBITDA and Segment Adjusted EBITDA/sales tonne
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings plus depreciation, depletion and amortization plus write-off (up) of long-lived assets less unrealized mark-to-market gain (loss) on derivatives. Segment EBITDA/sales tonne is calculated as the related segment's Adjusted EBITDA per sales tonne. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA and segment Adjusted EBITDA/sales tonne should not be considered as alternatives to, or more meaningful than, segment Operating Earnings and segment Operating Earnings/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings and segment Operating Earnings/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of segment Adjusted EBITDA and segment Adjusted EBITDA/sales tonne to segment Operating Earnings and segment Operating Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Potash Cash COGS/sales tonne
For the Potash segment, Cash COGS/sales tonne is defined as cost of goods sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is included below.

(in millions, except sales tonnes)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Potash Cost of Goods Sold	$439	$436	$411	$435	$395	$417	$296	$404
Less:
Freight included in revenue & cost of goods sold(i)	51	69	47	47	34	56	46	69
Canadian resource taxes	46	48	78	55	59	56	18	38
Royalties	6	8	11	9	7	6	6	5
Potash Depreciation, Depletion & Amortization	89	87	79	82	75	75	75	79
Cash Cost of Goods Sold	$247	$224	$196	$242	$220	$224	$151	$213
Sales tonnes (in thousands of mt)	1,808	2,309	2,027	2,342	1,626	1,931	1,546	2,040
Cash COGS/sales tonne	$137	$97	$97	$103	$135	$116	$98	$104

Potash Gross Margin (excluding CRT) and Gross Margin (excluding CRT) as % of Sales
For the Potash segment, Segment Gross Margin (excluding CRT) is calculated as GAAP Segment Gross Margin less Canadian resource taxes (CRT), and Segment Gross Margin (excluding CRT) As % of Sales is calculated as GAAP Segment Gross Margin less CRT as a percentage of Sales. Segment Gross Margin (excluding CRT) and Segment Gross Margin (excluding CRT) As % of Sales provide measures that we believe enhance the reader’s ability to compare our Gross Margin with that of other peer companies that incur CRT expense and classify it in a manner differently than we do in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, our management believes that our presentation of Gross Margin (excluding CRT) and Gross Margin (excluding CRT) As % of Sales for Potash affords them greater transparency in assessing our financial performance for this segment against competitors. When measuring the performance of our Potash business, our management regularly utilizes gross margin before CRT. Reconciliations of Potash Segment Gross Margin (excluding CRT) to Segment Gross Margin and Segment Gross Margin (excluding CRT) As % of Sales to Gross Margin As % of Sales are included in the Company’s earnings news release dated August 2, 2016.